SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 18     -     SUBSEQUENT EVENTS

On January 25, 2022, the Company completed its acquisition of all of the outstanding common stock of ancosys GmbH, a provider of chemical analysis and metrology solutions for advanced semiconductor manufacturing. The Company’s total consideration is expected to be approximately $90 million in cash including a performance based contingent consideration of $10 million.

During the year ended December 31, 2021 the Company recognized $999 of acquisition-related costs in the consolidated statements of operations under general and administrative expenses.